SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 3, 2012

ACTIVE HEALTH FOODS, INC.

(Exact name of registrant as specified in its charter)

California	000-54388	26-1736663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Magnolia Ave., Suite 403, Riverside, CA 92506

(Address of principal executive offices and zip code)

951-360-9970

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 3, 2012, Active Health Foods, Inc., a California corporation (the “Company”), issued a press release announcing that a number of common shares were returned to the treasury.  Consequently, Active Health Foods, Inc. has reduced the number of outstanding shares to 500,000,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Active Health Foods, Inc., issued January 5, 2012, announcing new business awards

The press release filed herewith as Exhibit 99.1 contains forward-looking statements relating to the Company’s future performance made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s  periodic reports that the Company files or furnishes to the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: January 3, 2012	By:	/s/ Gregory Manos
Gregory Manos
President and Chief Executive Officer